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                                 POWER OF ATTORNEY

We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby revoke all powers of attorney authorizing any person to act as attorney-in-fact relative to Lincoln National Variable Annuity Account C (Multi-Fund), which were previously executed by us and do hereby severally constitute and appoint Kelly D. Clevenger, Jeffrey K. Dellinger, and Steven M. Kluever, our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statement No. 33-25990 filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendment to that Registration Statement. The power of attorney was signed by us on February 3, 1999.

SIGNATURE                       TITLE
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Gabriel L. Shaheen              President, Chief Executive Officer and Director
                                (Principal Executive Officer)


/s/ Lawrence T. Rowland

Lawrence T. Rowland             Executive Vice President and Director


Keith J. Ryan                   Senior Vice President, Assistant Treasurer and
                                Chief Financial Officer
                                (Principal Financial Officer and Principal
                                Accounting Officer)

H. Thomas McMeekin              Director


Richard C. Vaughan              Director


Jon A. Boscia                   Director


STATE OF INDIANA)
                )SS:
COUNTY OF ALLEN )

                                Subscribed and sworn to before me this
                                3rd day of February, 1999.

                                /s/Janet L. Lindenberg

                                Notary public

                                Commission Expires: 7-10-2001
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